INVESCO SPECIALTY FUNDS, INC.
                      INVESCO Worldwide Capital Goods Fund
                      INVESCO Worldwide Communications Fund

                      Supplement to Prospectus dated December 1, 1998

The  section of the  Prospectus  entitled  "The Funds And Their  Management"  is amended to (1) delete third sentence of the eleventh paragraph and (2) substitute the following in its place:

      For such services, each Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of each Fund prior to May 13, 1999 and 0.045% per year of the average net assets of each Fund effective May 13, 1999.

The date of this supplement is May 25, 1999.






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                          INVESCO SPECIALTY FUNDS, INC.

                     Supplement to Statement of Additional Information
                             Dated December 1, 1998

The section of the Company's Statement of Additional Information ("SAI) entitled "The Funds And Their Management - Administrative Services Agreement" is amended to (1) delete third paragraph and (2) substitute the following in its place:

      As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of each Fund prior to May 13, 1999 and 0.045% per year of the average net assets of the Fund effective May 13, 1999.

The date of this supplement is May 25, 1999.